Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Thu Jul 28 2022 14:00:08 GMT-0400 (Eastern Daylight Time)

2nd Quarter, 2022

April 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.55	24.19	11.03	53.23

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS executes certain customer fractional share orders on a principal basis; RHF does not receive payments or pay transaction fees for that order flow. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

April 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.35	24.00	10.49	54.16

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS executes certain customer fractional share orders on a principal basis; RHF does not receive payments or pay transaction fees for that order flow. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

April 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.06	18.04	59.71	22.19

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

May 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	12.67	23.30	11.00	53.03

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS executes certain customer fractional share orders on a principal basis; RHF does not receive payments or pay transaction fees for that order flow. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

May 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.45	23.81	9.85	54.88

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS executes certain customer fractional share orders on a principal basis; RHF does not receive payments or pay transaction fees for that order flow. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

May 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.05	17.89	60.32	21.73

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

June 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	10.90	23.94	11.19	53.97

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS executes certain customer fractional share orders on a principal basis; RHF does not receive payments or pay transaction fees for that order flow. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

June 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.18	22.91	9.83	56.07

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS executes certain customer fractional share orders on a principal basis; RHF does not receive payments or pay transaction fees for that order flow. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

June 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.05	21.00	57.19	21.76

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/crfn/